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                                  EXHIBIT 4.2


Number                                                                    Shares


                            HIENERGY TECHNOLOGIES,INC

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


PAR VALUE $0.001                                         CUSIP No. 42952V 20 0
SERIES A CONVERTIBLE
PREFERRED STOCK

THIS CERTIFIES THAT

is the owner of

 FULLY PAID AND NONASSESSABLE SHARE OF THE SERIES A CONVERTIBLE PREFERRED STOCK
                          PAR VALUE OF $0.001 EACH OF

                            HIENERGY TECHNOLOGIES, INC.

        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
    Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                            Dated:


          /s/ Tom Poscoe
          PRESIDENT                         COUNTERSIGNED  AND REGISTERED:
          /s/ B.C. Maglich
          CHAIRMAN                          BY   SIGNATURE STOCK TRANSFER, INC.
          /s/ Michael Levy                       (Plano, Texas) Transfer Agent
          CORPORATE  SECRETARY                       Authorized Signature

                                      SEAL





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

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)     - as tenants in common           UNIF GIFT MIN (TRANS) ACT - _____Custodian_____
TEN ENT           - as tenants by the entireties    (UGMA)(UTMA)              (Cust)        (Minor)
JT TEN (J/T)      - as joint tenants with right of                             under Uniform Gifts to Minors
                    survivorship and not as tenants                            Act _____________________
                    in common                                                   (State)

                Additional abbreviations may also be used though not in the above list.

     For Value Received _____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER
IDENTIFYING NUMBER OF ASSIGNEEE
--------------------------------
|                                         |
|                                         |
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

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--------------------------------------------------------------------------------------------------   Shares
of  the  Capital  Stock  represented  by  the  within Certificate, and do hereby irrevocably constitute and appoint______________________________________________________________________Attorney
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.
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

                                             Dated  _____________________

                                             X__________________________________



                                             ___________________________________
                                             NOTICE: THE SIGNATURE TO THIS
                                             AGREEMENT  MUST  CORRESPOND  WITH
______________________________________       THE  NAME  AS WRITTEN UPON THE FACE
         SIGNATURE GUARANTEE                 OF  THE  CERTIFICATE,  IN  EVERY
        (BY BANK, CORPORATE OFFICER)         PARTICULAR,  WITHOUT  ALTERATION OR
                                             ENLARGEMENT,  OR  ANY  CHANGE
                                             WHATEVER.
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